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                                EXHIBIT 10.5.7.1
    ACKNOWLEDGEMENT AND AMENDING AGREEMENT DATED FEBRUARY 25, 1998, BETWEEN
                 INTERNATIONAL VERIFACT INC. AND GEORGE WHITTON
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THIS ACKNOWLEDGMENT AND AMENDING AGREEMENT is made as of the 25th day of
February, 1998.

    B E T W E E N :

                          INTERNATIONAL VERIFACT INC.

                   (hereinafter referred to as the "CORPORATION")

                                                              OF THE FIRST PART,

                                     -and -

                                 GEORGE WHITTON

                    (hereinafter referred to as the "EXECUTIVE")

                                                             OF THE SECOND PART.

    WHEREAS the parties hereto are parties to an amended and restated employment agreement made as of March 15, 1996 (the "AGREEMENT");

    AND WHEREAS the Corporation, IVI Checkmate Corp., Checkmate Electronics, Inc., and Future Merger Corporation have entered into a combination agreement dated January 16, 1998 (the "COMBINATION AGREEMENT");

    AND WHEREAS the parties hereto wish to enter into this acknowledgment and to amend the Agreement in the manner hereinafter set forth;

    NOW THEREFORE in consideration of the premises and of the mutual covenants and agreements hereinafter set forth (the receipt and sufficiency of which is hereby acknowledged) and for other good and valuable consideration, the parties agree as follows:

1. (a) The parties hereto acknowledge and agree that notwithstanding the definition of "Change of Control" as set forth in Section 1(a) of the Agreement a Change of Control will occur upon the completion of the transactions contemplated by the Combination Agreement (the "COMBINATION AGREEMENT CLOSING") so that if the Executive's employment is terminated within one (1) year of the Combination Agreement Closing, the Executive will be entitled to receive the severance payments provided for in
       Section 8(b) of the Agreement.

  (b) Section 1(a) of the Agreement be and the same is hereby amended by deleting the word "both" at the end of the first line thereof so that the introductory words of Section 1(a) will read: "Change of Control" means the occurrence of:".

2. Section 1(a) of the Agreement be and the same is amended by deleting the word "and" at the end of subsection 1(a)(i) thereof and inserting the word "or" in its place and stead.

3. In all other respects the Agreement be and the same is hereby confirmed.

4. All signatures of the parties to this Agreement may be transmitted by facsimile and each such facsimile shall for all purposes be deemed to be the original signature of the person whose signature it reproduces and shall be binding upon that person and on the party on whose behalf that person signed.

5. This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

    IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first written above.
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
                                              INTERNATIONAL VERIFACT INC.

                                              Per:                    /s/ PETER ROODE
                                                         -----------------------------------------
                                                                        Peter Roode
                                                          DIRECTOR AND MEMBER OF THE COMPENSATION
                                                                         COMMITTEE

                                              Per:                  /s/ L. BARRY THOMSON
                                                         -----------------------------------------
                                                                      L. Barry Thomson
                                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/                                           /s/ GEORGE WHITTON
-------------------------------------------   ---------------------------------------------
Witness                                       GEORGE WHITTON

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